[*****] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.21

SECOND AMENDMENT TO SUPPLY AND LICENSE AGREEMENT

THIS SECOND AMENDMENT is made as of this 15th day of January, 2009 by and between Colloral LLC and Futurebiotics, LLC and amends the Supply and License Agreement between the parties dated effective as of January 10, 2007, as amended. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Supply and License Agreement.

In consideration of the mutual covenants and agreements contained herein and in the Supply and License Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in recognition of Futurebiotics ongoing efforts to market and sell the Product, Colloral and Futurebiotics hereby agree as follows:

1. Section 2.2 of the Supply and License Agreement is hereby deleted in its entirety and replaced with the following:

2.2 Limited Exclusivity. The license granted to Futurebiotics, LLC hereunder will be exclusive until June 30, 2010. Futurebiotics, LLC shall have the option to extend the exclusivity through [*******] if:

(a)	on or before [*******], it has placed the Product on-shelf nationally with at least one of the following retailers:

[*******];

[*******];

[*******];

[*******]; or

[*******]

and

(b)	it pays Colloral an option exercise payment in the amount of $[*******] on or before [*******], which payment will be credited against Futurebiotics, LLC’s purchases of Product during the second half of [*******].

If Futurebiotics, LLC exercises its option to extend exclusivity, the Annual Minimum Purchase for [*******] shall increase to [*******] units, and the Annual Minimum Purchase for years thereafter shall be redefined by mutual agreement. Futurebiotics, LLC may exercise its option by providing notice of exercise to Colloral on or before [*******].

[*****] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. Schedule A of the Supply and License Agreement is hereby deleted in its entirety and replaced with the document appended as Schedule A to this Second Amendment.

3. Futurebiotics, LLC and affiliates will spend in excess of $[*******] in calendar year [*******] on direct-response marketing of the Product designed to establish the brand with the intention of ultimately placing the Product on shelf with Drug or Mass retailers. This marketing effort shall include a pilot trial of Direct Response TV.

4. Except as expressly amended and modified by this Second Amendment, all of the terms, provisions, agreements, covenants and conditions of the Supply and License Agreement are hereby affirmed and ratified.

IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

COLLORAL LLC

By:	/s/ Robert C. Bishop, Ph.D.
Robert C. Bishop, Ph.D., Manager

By:	/s/ Stott A. Gubler
Stott A. Gubler, Manager

FUTUREBIOTICS, LLC

By:	/s/ Steve Welling
Steve Welling, COO